EXHIBIT 99.2

                                  CERTIFICATION

         The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 10, 2003                    /s/  Denni J. Lester
                                         --------------------------
                                         Denni J. Lester
                                         Vice President, Finance
                                         and Chief Financial Officer















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